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[HEWLETT PACKARD LOGO]

HEWLETT-PACKARD COMPANY
Laboratories
3500 Deer Creek Road
Palo Alto, California 94304-1392
Telephone: (415) 857-4327  FAX: (415) 857-6241
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                                       DATE: November 12, 1992

Linda A. Capuano
Vice President of Operations
  and Business Development
Conductus
969 West Maude Avenue
Sunnyvale, CA 94086

Dear Linda:

This letter is in reference to the Collaborative Research Agreement among Conductus, TRW, Hewlett-Packard, Stanford University and University of California, Berkeley effective August 1, 1992. Pursuant to the paragraph entitled "Withdrawal, Breach and Agreement/Program Termination", Hewlett-Packard hereby gives notification of our intention to withdraw from the agreement on May 12, 1993, six months from the date of this letter.


                                       Sincerely,


                                       /s/ James N. Hollenhorst
                                       James N. Hollenhorst
                                       Manager, Superconductivity Department
                                       High Speed Devices Laboratory

Copy to:
Gary Baldwin, HP
Ed Karrer, HP
Ed Wong, HP
Michael Leonard, TRW
Cornelia Shonkwiler, Stanford
Maureen Barnato, UCB